CSE: TRUL OTCQX: TCNNF ir@trulieve.com Cultivate Together. Exhibit 99.2

Forward Looking Statements and Industry and Market Data TRULIEVE: HARVEST ACQUISITION| October 2021 Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this prospectus refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such statements include, but are not limited to, statements about the benefits of the acquisition of Harvest, the integration of the two businesses, and our plans, objectives, expectations and intentions with respect to future operations, products and services. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Please note: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, including its consumption, possession, cultivation, distribution, manufacturing, dispensing, and possession with intent to distribute. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA excludes from net income as reported interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation. TRULIEVE: HARVEST ACQUISITION| October 2021

Harvest Health & Recreation Acquisition Trulieve has closed the acquisition of Harvest, solidifying its position as the largest and most profitable MSO. TRULIEVE: HARVEST ACQUISITION| Oct 2021

An Unparalleled Platform for Accelerated Growth Expansion Momentum Industry Leading Scale Largest footprint across the U.S. with 149 retail locations and > 3.1M sq ft cultivation The Most Profitable U.S. MSO Combined 2Q:2021 revenue of ~$318 million and Adjusted EBITDA1 of ~$123 million, the largest reported for U.S. MSOs Superior Existing Retail and Wholesale Distribution Model Footprint spans 11 states in 3 hubs; market leaders in Arizona, Florida and Pennsylvania Poised for Expansion in Multiple States Expansion underway across all hubs to add scale in new and existing markets Premier Product Selection and Brands Portfolio of in-house and partner brands across multiple form factors Best in Class Management Established track record of success driven by experienced and proven teams 1. Adjusted EBITDA is a non-GAAP financial measure. See slide 3 for disclosure regarding management’s use of non-GAAP financial measures and slide 15 for Q2 2021 reconciliations to GAAP. TRULIEVE: HARVEST ACQUISITION| October 2021

Transaction Details Expansion Momentum Trulieve acquired all issued and outstanding shares of Harvest Harvest shareholders received 0.1170 Trulieve share per Harvest share Trulieve acquired 434,823,273 Harvest shares in exchange for 50,874,175 Trulieve shares All share classes of Harvest’s stock will be delisted Concurrent with closing, Harvest sold its Florida medical marijuana license for $55 million in cash All Harvest assets in Florida transferred to Trulieve 14 Harvest retail locations in Florida will be re-branded and will re-open in stages in the coming weeks Harvest CEO and Co-Founder Steve White will remain at Trulieve As an early operator in the regulated cannabis industry White brings valuable experience to the organization TRULIEVE: HARVEST ACQUISITION| October 2021

# Largest Multi-State Operator by Cultivation and Retail



CA
NV
CO
AZ
PA
MA
CT
WV
MD
GA
FL

Legend: Operational / Under Construction

**SOUTHWEST**
21 stores
375K sq. ft. cultivation & production

CA · AZ · NV · CO

**NORTHEAST**
23 stores
327K sq. ft. cultivation & production

PA · MA · CT · WV · MD

**SOUTHEAST**
105 stores
2.4 M sq. ft. cultivation & production

GA · FL

**Combined:**
**149 Stores**
**3.1M sq ft Cultivation & Processing**
*As of September 30, 2021*
*All stores owned, operated, or affiliated*

Arizona
California
Colorado
Connecticut
Florida
Massachusetts
Maryland
Nevada
Pennsylvania

Georgia
West Virginia

Trulieve®

7 TRULIEVE: HARVEST ACQUISITION | October 2021

Southeast Hub FLORIDA 105 retail dispensaries supported by ~2.4M sq ft cultivation as of October 1, 2021 Market leader with 28% stores and 50% of market share as of September 24, 2021 Approximately 95% of registered patients have visited a Trulieve store ~616,000 registered patients as of September 24 GEORGIA Notified of intent to award one of two Class I Production licenses in the state Plan to open a cultivation and production facility in Adel, GA Will be allowed 5 retail dispensaries with the license 16 qualifying conditions ~18,000 patients registered in the state TRULIEVE: HARVEST ACQUISITION| October 2021

Southwest Hub ARIZONA 16 retail dispensaries supported by 320K sq ft of cultivation with indoor, greenhouse, and outdoor facilities Recreational sales launched in January 2021 Addition of three future retail locations Expansion of cultivation and processing ongoing ~313,000 registered patients as of August 2021 CALIFORNIA 5 retail dispensaries Licensed medical/adult-use cannabis dispensaries California retail provides opportunity for brand research Estimates of 6-7M consumers in the state TRULIEVE: HARVEST ACQUISITION| October 2021

Southwest Hub NEVADA Wholesale operations serving medical and adult use markets 32,000 sq ft cultivation and production facility located in Cheyenne, Nevada 13,210 patients as of March 2021, and ~350,000 consumers in-state plus heavy tourism COLORADO Wholesale operations serving medical and adult use markets 14,139 sq ft processing facility located in Denver, Colorado Estimates of 1.4 -1.7M consumers in the state TRULIEVE: HARVEST ACQUISITION| October 2021

Northeast Hub PENNSYLVANIA 17 affiliated retail locations 126,800 sq ft indoor cultivation and processing through affiliated facilities Wholesale distribution to 100% of the PA market Ongoing expansion of cultivation and processing capacity ~550,000 registered patients as of Q2 2021 MARYLAND 3 retail dispensaries 101,750 sq ft indoor cultivation, 8,400 sq ft processing facility and 12,000 sq ft greenhouse cultivation 127,649 registered patients as of February 2021 TRULIEVE: HARVEST ACQUISITION| October 2021

# Northeast Hub

## MASSACHUSETTS

- 2 retail dispensaries supported by 78K sq ft of cultivation and production
- Launching pad for new Trulieve brands
- Wholesale started in 2H21
- ~94K patients and approximately1.3 - 1.6M consumers

## CONNECTICUT

- 1 retail dispensary acquired in 2019
- Outperforms as one of 18 dispensaries in the state, yet serves approximately 9% of medical patient population
- Adult use sales launch anticipated in 2022
- ~54,000 registered patients as of June 2021

## WEST VIRGINIA

- First to commence operations in the state and get plants in ground in July 2021
- Vertical operation in a well-located, low-cost state ready for future developments
- ~3,472 registered patients as of September 2021

Trulieve®

12 TRULIEVE: HARVEST ACQUISITION | October 2021

Premier Brand Portfolio Cultivar Collection Sweet Talk Muse Momenta Alchemy Roll One TRULIEVE: HARVEST ACQUISITION| October 2021 Plus, additional select Harvest brands to add to stores shelves and wholesale channels Co2lors

Executive Management Team Over 15 years of experience running successful businesses from real estate to finance. Legal background in M&A and securities law. Rivers serves as second vice chair for the National Cannabis Roundtable. ALEX D’AMICO Chief Financial Officer Over 20 years of accounting and finance experience in technology, healthcare entertainment and advertising. TIM MOREY Chief Sales Officer Over 20 years of retail leadership and operations experience. ERIC POWERS Chief Legal Officer Over 25 years of broad legal experience with a background in corporate and tax law, both in-house and private practice. KYLE LANDRUM Chief Production Officer Over 10 years of multi-site operations management and successfully led large teams to achieve company goals. KIM RIVERS Chief Executive Officer Over 10 years of cannabis experience as CEO and Co-Founder of Harvest Health & Recreation with legal background as former litigator. Pioneer in advancement of regulated cannabis industry. STEVE WHITE Harvest Chief Executive Officer TRULIEVE: HARVEST ACQUISITION| October 2021

Q2 2021 Results Trulieve Highlights1 Harvest Highlights1 In millions Year Ended Dec 31 2020 3 Mo Ended Mar 31 2021 3 Mo Ended June 30 2021 Total Revenue $521.5 $193.8 $215.1 Gross Profit $386.4 $135.3 $144.5 Operating Expenses $155.5 $57.3 $61.5 Net Income $63.0 $30.1 $40.9 Adj. EBITDA2 $251.0 $90.8 $94.9 1. Second quarter 2021 financial highlights are as reported in the respective Company’s Form 10Qs and as filed with the SEC. 2. Adjusted EBITDA is a non-GAAP financial measure. See slide 3 for disclosure regarding management’s use of non-GAAP financial measures and slide 15 for Q2 2021 reconciliations to GAAP. In millions Year Ended Dec 31 2020 3 Mo Ended Mar 31 2021 3 Mo Ended June 30 2021 Total Revenue $231.4 $88.8 $102.5 Gross Profit $129.8 $47.9 $52.3 Operating Expenses $135.6 $27.2 $34.6 Net Income ($59.6) ($23.0) ($19.2) Adj. EBITDA2 $15.3 $26.9 $28.0 3 Mo Ended June 30 2021 $317.6 $196.8 $96.1 $21.7 $122.9 Q2 2021 Combined TRULIEVE: HARVEST ACQUISITION| October 2021

# Reconciliation of Non-GAAP Adjusted EBITDA

## Trulieve[1]

| In Millions | Year Ended Dec 31, 2020 | 3 Mo Ended Mar 31, 2021 | 3 Mo Ended Jun 30, 2021 |
|---|---|---|---|
| Net income (GAAP) | $ 63.0 | $ 30.1 | $ 40.9 |
| Add (deduct) impact of: | | | |
| Depreciation and Amortization | 12.6 | 5.4 | 6.7 |
| Depreciation included in COGS | 11.5 | 3.7 | 5.0 |
| Interest Expense, net | 20.2 | 7.9 | 6.6 |
| Share-Based Compensation | 2.8 | 0.7 | 0.7 |
| Other Expense (Income), Net | 40.7 | 0.0 | (0.3) |
| Provision for Income Taxes | 94.5 | 34.5 | 29.1 |
| Acquisition and Transaction Costs | 4.7 | 2.0 | 4.5 |
| Covid Related Expenses | — | 3.8 | 1.7 |
| Inventory Step Up, Fair Value | 1.0 | 2.5 | 0.0 |
| Adjusted EBITDA (non-GAAP) | $ 251.0 | $ 90.8 | $ 94.9 |

## Harvest[1]

| In Millions | Year Ended Dec 31, 2020 | 3 Mo Ended Mar 31, 2021 | 3 Mo Ended Jun 30, 2021 |
|---|---|---|---|
| Net income (loss) before NCI (GAAP) | $ (59.6) | $ (23.0) | $ (19.2) |
| Add (deduct) impact of: | | | |
| Net interest and other financing costs | 39.0 | 8.7 | 9.2 |
| Income tax | 3.7 | 6.5 | 6.8 |
| Depreciation and Amortization | 11.3 | 3.5 | 3.5 |
| Fixed and intangible asset impairments | 0.7 | — | — |
| (Gain) loss on assets | (11.8) | (1.8) | 0.0 |
| Fair value of liability | 10.1 | 24.4 | 8.4 |
| Fair value of contingent consideration | — | — | 4.5 |
| Other (income) expense | (17.2) | (1.5) | 0.3 |
| Foreign currency (gain) loss | 0.1 | (0.0) | (0.0) |
| Share-based compensation expense | 22.5 | 4.9 | 3.7 |
| Contract asset impairment | 0.7 | — | — |
| Discontinued operations, net of tax | 1.3 | — | 2.0 |
| Other expansion expenses (pre-open) | 12.7 | 3.2 | 3.4 |
| Transaction & other special charges | 1.8 | 2.0 | 6.0 |
| Adjusted EBITDA (non-GAAP) | $ 15.3 | $ 26.9 | $ 28.6 |

*1. Adjusted EBITDA is a nonGAAP financial measure. Second quarter 2021 Non-GAAP Adjusted EBITDA reconciliations are as reported by the respective Company and are based on unaudited financial statements as at June 30, 2021*

Trulieve®

16 TRULIEVE: HARVEST ACQUISITION | October 2021

Summary Expansion Trulieve completed the acquisition of Harvest, and is the most profitable MSO with industry leading scale Trulieve’s superior retail and expanding wholesale distribution model has us poised for expansion in multiple states able to offer our premier portfolio of in-house and partner brands Trulieve’s best-in-class management team is immediately driving its strategic next steps of: Implementing integration efforts and organizational plans Identifying priority target markets for M&A opportunities to prepare for next leg of growth Advancing development of our southwest hub and accelerating growth of our adult-use business given new strong and established presence in markets such as Arizona and Massachusetts, and Holistically looking at brands to bring our combined house of brands to a significant addressable market TRULIEVE: HARVEST ACQUISITION| October 2021

Revive Relax Relate

Population 21.5M Market Medical Arcview 25E Market Size $2.6B Approved Dispensaries 371 Cultivation & Production Operators (Vertical Market) 22 Population 12.9M Market Medical Arcview 25E Market Size $770M Operational Dispensaries 133 Cultivation & Production Licenses Operational 25 Population 7.2M Market Medical Adult-Use Arcview 25E Market Size $1.5B Operational Dispensaries 125 Cultivation & Production Licenses ~300 Maryland Population 6.2M Market Medical Arcview 25E Market Size $1.3B Approved Dispensaries 102 Cultivation & Production Licenses 22 Cultivation 24 Processing

Population 5.8M Arcview 25E Market Size $2.5B Stores and Cultivators 428 stores 460 cultivators 219 processors Nevada – Adult-use Population 3.1M Arcview 25E Market Size $1.4B Stores and Cultivators 67 stores 158 cultivators 110 processors Population 40.3M Market Medical Adult-Use Arcview 25E Market Size $7.4B Approved Dispensaries 1,000+ Cultivation & Production 1,391 Cultivation 34 Processing Population 6.9M Market Medical Adult-Use Arcview 25E Market Size $1.4B Approved Dispensary Licenses 136 Cultivation & Production Licenses 67 Cultivation 54 Processing Population 3.6M Market Medical* Arcview 25E Market Size $355M* Approved Dispensaries 18 Cultivation & Production Licenses 4